UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2006

SOUTHWEST GAS CORPORATION

(Exact name of registrant as specified in its charter)

	California	1-7850	88-0085720
	(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)		Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada	89193-8510
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In its Proxy Statement dated March 24, 2006, Southwest Gas Corporation (the “Company”) disclosed that, consistent with the Company’s age 72 retirement policy for directors, Thomas Y. Hartley, Chairman of the Board of Directors, will be retiring from the Board at the conclusion of this year’s Annual Meeting of Shareholders. With Mr. Hartley’s retirement, it is the intention of the Board of Directors to elect LeRoy C. Hanneman, Jr., Chairman of the Board, subject to his reelection as a director at this year’s meeting. Mr. Hanneman would assume these additional responsibilities, including those of the Presiding Director, immediately following the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: March 24, 2006	/s/ KENNETH J. KENNY
Kenneth J. Kenny
Vice President/Treasurer